UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report : December 17, 2019

HARTMAN vREIT XXI, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-207711	38-3978914
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

HARTMAN vREIT XXI, Inc (the "Company") has engaged Weaver and Tidwell, L.L.P., its independent registered public accountants, to perform an audit for the Highbrook Portfolio's Statements of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2018. The audit is not complete as of December 17, 2019, the date when this Form 8-K/A is due. The Company will issue another Form 8-K/A with the audit opinion once rendered.

Item 9.01 Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired.

Highbrook Portfolio

Statement of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2019 (unaudited) and the Year Ended December 31, 2018 (unaudited).

Notes to the Statement of Revenues Over Certain Operating Expenses.

(b)Pro Forma Financial Information

Hartman vREIT XXI, Inc. and Subsidiaries

Summary of Unaudited Pro Forma Consolidated Information.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2018.

Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2018.

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2019.

Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2019.

HIGHBROOK PORTFOLIO
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months Ended September 30, 2019
	(Unaudited)
	1400 Broadfield	7915 FM 1960 W	16420 Park Ten Place	Total
Revenues:
Rental income	$1,168,390	$781,217	$614,165	$2,563,772
Tenant reimbursements and other	124,698	39,757	20,396	184,851
Total revenues	$1,293,088	$820,974	$634,561	$2,748,623

Certain operating expenses:
Operating, maintenance and management	$624,166	$306,922	$345,742	$1,276,830
Real estate taxes and insurance	213,949	141,566	170,407	525,922
Total certain operating expenses	$838,115	$448,488	$516,149	$1,802,752

Revenues over certain operating expenses	$454,973	$372,486	$118,412	$945,871

See accompanying notes to statements of revenues over certain operating expenses.

HIGHBROOK PORTFOLIO
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Year Ended December 31, 2018
	(Unaudited)
	1400 Broadfield	7915 FM 1960 W	16420 Park Ten Place	Total
Revenues:
Rental income	$1,683,903	$1,101,457	$760,435	$3,545,795
Tenant reimbursements and other	122,141	68,038	81,662	271,841
Total revenues	$1,806,044	$1,169,495	$842,097	$3,817,636

Certain operating expenses:
Operating, maintenance and management	$857,074	$401,126	$450,466	$1,708,666
Real estate taxes and insurance	276,110	187,075	241,704	704,889
Total certain operating expenses	$1,133,184	$588,201	$692,170	$2,413,555

Revenues over certain operating expenses	$672,860	$581,294	$149,927	$1,404,081

See accompanying notes to statements of revenues over certain operating expenses.

HIGHBROOK PORTFOLIO
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

1.  DESCRIPTION OF REAL ESTATE PROPERTY
On October 1, 2019, Hartman vREIT XXI, Inc. (the “Company”) through Hartman 1400 Broadfield LLC (“1400 Broadfield LLC), Hartman 16420 Park Ten LLC (“16420 Park Ten LLC”), and Hartman 7915 FM 1960 LLC (“7915 FM 1960 LLC”), each a wholly-owned subsidiary of Hartman vREIT XXI Operating Partnership L.P., our operating partnership (“Operating Partnership”), acquired a fee simple interest in three separate buildings located in Houston, Texas, a six-story office building comprising approximately 102,893 square feet, commonly referred to as the 1400 Broadfield Building; a five-story office building comprising approximately 83,760 square feet, commonly referred to as the 16420 Park Ten Building; and a three-story office building comprising approximately 67,581 square feet, commonly referred to as the 7915 FM 1960 Building.

The 1400 Broadfield Building was built in 1982. As of October 1, 2019, the Broadfield Building was 70.1% occupied by 13 tenants.

The 16420 Park Ten Building was built in 1982. As of October 1, 2019, the 11211 Building is 53.6% occupied by 13 tenants.

The 7915 FM 1960 Building was built in 1982. As of October 1, 2019, the 7915 FM 1960 Building is 41.9% occupied by 11 tenants.

The three properties were acquired from Houston Portfolio, LLC., an unrelated third party, for a purchase price of $20,550,000, exclusive of closing costs.  The Company financed the payment of the purchase price for the three buildings with proceeds from the Company’s public offering.

An acquisition fee of approximately $513,750 was earned by Hartman XXI Advisors, LLC, our affiliated external advisor, in connection with the purchase of the buildings.

Two tenants each occupy more than 10% of the 1400 Broadfield Building.  Strategy Engineering & Consulting and RGN-Houston XL occupy approximately 23.1% and 11.7%, respectively, of the total rentable square feet.

Liberty Lift Solutions occupies 13.1% of the total rental square footage of the property. No other tenant occupies more than 10% of the 16420 Park Ten Building.

No tenant occupies more than 10% of the 7915 FM 1960 Building.

2.  BASIS OF PRESENTATION
The accompanying Statements of Revenues over Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X, promulgated by the Securities and Exchange Commission, and is not intended to be a complete presentation of the Highbrook Portfolio revenues and expenses.  The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenue and certain operating expenses during the reporting period.  Excluded items include interest, depreciation and amortization, and certain general and administrative expenses. Actual results may differ from those estimates.

The Historical Summary for the nine months ended September 30, 2019 and the year ended December 31, 2018 have been prepared in accordance with accounting principles generally accepted in the United States; however, they do not include all of the information and footnotes required for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.

3.  SIGNIFICANT ACCOUNTING POLICIES
Revenue
Leases are accounted for as operating leases and under the terms of the respective leases. Certain leases may provide for tenant occupancy during periods for which no rent is due and/or for increases or decreases in the minimum lease payments over the term of the leases. Rental income is recognized on a straight-line basis over the terms of the individual leases.  Revenue recognition under a lease begins when the tenant takes possession of or controls the physical use of the leased space.  Cost recoveries from tenants are included in tenant reimbursements and other revenues in the period the related costs are incurred.

ASU 2014-09, "Revenue from Contracts with Customers," (“ASU 2014-09”) amended the guidance for revenue recognition to eliminate the industry-specific revenue recognition guidance and replace it with a principle-based approach for determining revenue recognition. ASU 2014-09 is effective January 1, 2018. Highbrook Portfolio revenue is primarily derived from leasing activities, which is specifically excluded from ASU 2014-09. Other revenue is comprised of tenant reimbursements for real estate taxes, insurance, common area maintenance, and operating expenses. Reimbursements from real estate taxes and certain other expenses are not included withing the scope of ASU 2014-09. Other income includes parking fee income. Parking fees are recognized as income when received. Management believes that the effect, if any, of adopting ASU 2014-09 on the accompanying statements of revenues over certain operating expenses is not material.

Certain Operating Expenses
Certain operating expenses include those expenses expected to be comparable to the proposed future operations of the Highbrook Portfolio. Repairs and maintenance are charged to operations as incurred.  Expenses such as depreciation and amortization are excluded from the accompanying Historical Summary.

4.  FUTURE MINIMUM LEASE INCOME
The weighted average remaining lease terms for the tenant occupying the Highbrook Portfolio was approximately 2.5 years as of September 30, 2019.  Minimum rents to be received from the tenants under non-cancellable operating leases, exclusive of tenant expense reimbursements, as of September 30, 2019 were as follows:

	Minimum Future Rents
	1400 Broadfield	7915 FM 1960 W	16420 Park Ten Place
Three months ended December 31, 2019	$418,495	$520,573	$1,077,693
Year ended December 31, 2020	1,501,162	376,332	777,341
Year ended December 31, 2021	1,311,894	191,695	644,897
Year ended December 31, 2022	1,061,302	142,021	477,264
Year ended December 31, 2023	798,605	81,052	441,177
Thereafter	346,554	37,395	268,848
Total	$5,438,012	$1,349,068	$3,687,220

5.  COMMITMENTS AND CONTINGENCIES
Litigation
1400 Broadfield LLC may be subject to legal claims in the ordinary course of business as a property owner.  The Company believes that the ultimate settlement of any potential claims will not have a material impact on the 1400 Broadfield LLC’s results of operations.

16420 Park Ten LLC may be subject to legal claims in the ordinary course of business as a property owner.  The Company believes that the ultimate settlement of any potential claims will not have a material impact on the 16420 Park Ten LLC's results of operations.

7915 FM 1960 LLC may be subject to legal claims in the ordinary course of business as a property owner.  The Company believes that the ultimate settlement of any potential claims will not have a material impact on the 7915 FM 1960 LLC's results of operations.

Environmental Matters
In connection with the ownership and operation of real estate, the Company may be potentially liable for costs and damages related to environmental matters. the Company has not been notified by any governmental authority of any non-compliance, liability, or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on the Highbrook Portfolio’s results of operations.

SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On October 1, 2019, Hartman vREIT XXI, Inc. (the “Company”) through Hartman 1400 Broadfield LLC (“1400 Broadfield LLC), Hartman 16420 Park Ten LLC (“16420 Park Ten LLC”), and Hartman 7915 FM 1960 LLC (“7915 FM 1960 LLC”), each a wholly-owned subsidiary of Hartman vREIT XXI Operating Partnership L.P., our operating partnership (“Operating Partnership”), acquired a fee simple interest in three separate buildings located in Houston, Texas, a six-story office building comprising approximately 102,893 square feet, commonly referred to as the 1400 Broadfield Building; a five-story office building comprising approximately 83,760 square feet, commonly referred to as the 16420 Park Ten Building; and a three-story office building comprising approximately 67,581 square feet, commonly referred to as the 7915 FM 1960 Building. The three properties were acquired from Houston Portfolio, LLC., an unrelated third party, for a purchase price of $20,550,000, exclusive of closing costs. The Company financed the payment of the purchase price for the three buildings with proceeds from the Company’s public offering.

The following pro forma information should be read in conjunction with the balance sheet of the Company as of December 31, 2018 and September 30, 2019, and the related statements of operations, equity, and cash flows for the year ended December 31, 2018 and for the nine months ended September 30, 2019 and the notes thereto contained in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2018 filed with the SEC on April 6, 2018 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 filed with the SEC on November 14, 2019.

The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 have been prepared to give effect to the acquisition of the Highbrook Portfolio, based on the revenues and certain operating expenses presented in the Historical Summary, as if the acquisition occurred on October 1, 2019.  In the opinion of management, no other pro forma adjustments are required.
These unaudited pro forma consolidated financial statements are prepared for information purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Highbrook Portfolio occurred on October1, 2019.

HARTMAN vREIT XXI, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2019
		Pro Forma Adjustments
	Hartman vREIT XXI, Inc. (a)	1400 Broadfield (b)	7915 FM 1960 W (b)	16420 Park Ten Place (b)	Adjustments and eliminations		Pro Forma Total
Revenues
Rental revenues	$4,131,922	$1,168,390	$781,217	$614,165	$—		$6,695,694
Tenant reimbursements and other revenues	511,425	124,698	39,757	20,396	—		696,276
Total revenues	4,643,347	1,293,088	820,974	634,561	—		7,391,970

Expenses
Property operating expenses	1,973,312	624,166	306,922	345,742	—		3,250,142
Asset management fees	188,017	—	—	—	115,594	(c)	303,611
Organization and offering costs	183,119	—	—	—	—		183,119
Real estate taxes and insurance	724,688	213,949	141,566	170,407	—		1,250,610
Depreciation and amortization	2,637,593	—	—	—	1,103,305	(d)	3,740,898
General and administrative	300,218	—	—	—	—		300,218
Interest expense	405,370	—	—	—	346,781	(e)	752,151
Interest and dividend income	(321,611)	—	—	—	—		(321,611)
Total expenses	6,090,706	838,115	448,488	516,149	1,565,680		9,459,138
Loss from operations	(1,447,359)	454,973	372,486	118,412	(1,565,680)		(2,067,168)

Net (loss) attributable to Hartman vREIT XXI, Inc.	$(1,447,359)	$454,973	$372,486	$118,412	$(1,565,680)		$(2,067,168)
Basic and diluted loss per common share:
Net (loss) income attributable to common stockholders	$(0.28)						$(0.40)
Weighted average number of common shares outstanding, basic and diluted	5,228,371						5,228,371
See accompanying notes to unaudited pro forma consolidated statement of operations.

HARTMAN vREIT XXI, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(a)Financial information for the nine months September 30, 2019 is derived from the Company’s Form 10-Q for the nine months ended September 30, 2019.

(b)Represents items of revenue and certain operating expenses for the Highbrook Portfolio for the nine months ended September 30, 2019.

(c)Represents pro forma asset management fees payable to Hartman XXI Advisors LLC, at the rate of 0.75% per annum multiplied by the $20,550,000 acquisition cost.

(d)Pro forma depreciation and amortization expense are based on the Company’s initial purchase price allocation.  The Company’s actual final purchase price allocation may be different.

(e)Pro forma interest expense assumes the $10,275,000 acquisition indebtedness incurred in connection with the Highbrook Portfolio purchase was effective January 1, 2018 with an annual interest only rate of 4.50% per annum.

HARTMAN vREIT XXI, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018
		Pro Forma Adjustments
	Hartman vREIT XXI, Inc. (a)	1400 Broadfield (b)	7915 FM 1960 W (b)	16420 Park Ten Place (b)	Adjustments and eliminations		Pro Forma Total
Revenues
Rental revenues	$1,283,177	$1,683,903	$1,101,457	$760,435	$—		$4,828,972
Tenant reimbursements and other revenues	267,069	122,141	68,038	81,662	—		538,910
Total revenues	1,550,246	1,806,044	1,169,495	842,097	—		5,367,882

Expenses
Property operating expenses	487,562	857,074	401,126	450,466	—		2,196,228
Asset management fees	84,721	—	—	—	154,125	(c)	238,846
Organization and offering costs	119,982	—	—	—	—		119,982
Real estate taxes and insurance	318,055	276,110	187,075	241,704	—		1,022,944
Depreciation and amortization	806,537	—	—	—	1,471,073	(d)	2,277,610
General and administrative	344,673	—	—	—	—		344,673
Interest expense	283,966	—	—	—	462,375	(e)	746,341
Interest and dividend income	—	—	—	—	—		—
Total expenses	2,445,496	1,133,184	588,201	692,170	2,087,573		6,946,624
Loss from operations	(895,250)	672,860	581,294	149,927	(2,087,573)		(1,578,742)

Equity in loss of unconsolidated joint venture	(396,979)	—	—	—	—		(396,979)
Net (loss) attributable to Hartman vREIT XXI, Inc.	(1,292,229)	$672,860	$581,294	$149,927	$(2,087,573)		$(1,975,721)
Basic and diluted loss per common share:
Net (loss) income attributable to common stockholders	$(0.48)						$(0.73)
Weighted average number of common shares outstanding, basic and diluted	2,716,593						2,716,593
See accompanying notes to unaudited pro forma consolidated statement of operations.

HARTMAN vREIT XXI, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(a)Historical financial information for the year ended December 31, 2018 is derived from the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2018.

(b)Represents items of revenue and certain operating expenses for the Highbrook Portfolio for the year ended December 31, 2018.

(c)Represents pro forma asset management fees payable to Hartman XXI Advisors LLC, at the rate of 0.75% per annum multiplied by the $20,550,000 acquisition cost.

(d)Pro forma depreciation and amortization expense are based on the Company’s initial purchase price allocation.  The Company’s actual final purchase price allocation may be different.

(e)Pro forma interest expense assumes the $10,275,000 acquisition indebtedness incurred in connection with the Highbrook Portfolio purchase was effective January 1, 2018 with an annual interest only rate of 4.50% per annum.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, INC.
(Registrant)
Date: December 17 , 2019	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer
___________________________________________________________________